Pension and Postretirement Benefit Plans and Defined Contribution Plans	12 Months Ended
Dec. 31, 2015
Compensation and Retirement Disclosure [Abstract]
Pension and Postretirement Benefit Plans and Defined Contribution Plans
Pension and Postretirement Benefit Plans and Defined Contribution Plans

The majority of our employees worldwide are covered by defined benefit pension plans, defined contribution plans or both. In the U.S., we have both Internal Revenue Code-qualified and supplemental (non-qualified) defined benefit plans and contribution plans. A qualified plan meets the requirements of certain sections of the Internal Revenue Code, and, generally, contributions to qualified plans are tax deductible. A qualified plan typically provides benefits to a broad group of employees with restrictions on discriminating in favor of highly compensated employees with regard to coverage, benefits and contributions. A supplemental (non-qualified) plan provides additional benefits to certain employees. In addition, we provide medical insurance benefits to certain retirees and their eligible dependents through our postretirement plans. During 2015, we recorded net pension and postretirement benefit obligations of approximately $115 million as a result of the acquisition of Hospira and an additional $122 million for the decision to terminate Hospira’s U.S. qualified pension plan.

A. Components of Net Periodic Benefit Costs and Changes in Other Comprehensive Income/(Loss)

The following table provides the annual cost (including, for 2013, costs reported as part of discontinued operations) and changes in Other comprehensive income/(loss) for our benefit plans:
	Year Ended December 31,
	Pension Plans
	U.S. Qualified(a)			U.S. Supplemental (Non-Qualified)(b)			International(c)			Postretirement Plans(d)
(MILLIONS OF DOLLARS)	2015	2014	2013	2015	2014	2013	2015	2014	2013	2015	2014	2013
Service cost	$287	$253	$301	$22	$20	$26	$186	$199	$216	$55	$55	$61
Interest cost	676	697	666	54	57	67	307	394	378	117	169	166
Expected return on plan assets	(1,089)	(1,043)	(999)	—	—	—	(418)	(459)	(407)	(53)	(63)	(55)
Amortization of:
Actuarial losses	346	63	355	44	29	51	122	97	129	38	6	46
Prior service credits	(5)	(7)	(7)	(2)	(2)	(2)	(7)	(7)	(5)	(146)	(57)	(44)
Curtailments	3	2	—	—	—	—	5	—	(20)	(31)	(7)	(11)
Settlements	556	52	113	34	28	40	81	22	22	—	—	—
Special termination benefits	—	—	—	—	—	—	1	8	4	—	—	—
Net periodic benefit costs reported in Income	773	16	429	153	132	182	277	254	317	(21)	102	163
(Income)/cost reported in Other comprehensive income/(loss)(e)	(396)	2,768	(3,044)	(143)	163	(255)	(542)	260	(569)	(540)	(174)	(736)
(Income)/cost recognized in Comprehensive income	$378	$2,784	$(2,615)	$10	$294	$(73)	$(265)	$514	$(252)	$(560)	$(72)	$(573)

(a)
2015 v. 2014––The increase in net periodic benefit costs for our U.S. qualified pension plans was primarily driven by (i) higher settlement activity related to participants accepting the lump-sum option made in an offer to certain plan participants to elect a lump-sum payment to settle Pfizer’s pension obligation with those participants, or to elect an early annuity, and (ii) the increase in the amounts amortized for actuarial losses resulting from the decrease, in 2014, in the discount rate used to determine the benefit obligation (which increased the amount of deferred actuarial losses), and, to a lesser extent, a 2014 change in mortality assumptions (reflecting a longer life expectancy for plan participants). The aforementioned increases were partially offset by (i) a greater expected return on plan assets resulting from an increased plan asset base due to a voluntary contribution of $1.0 billion made at the beginning of January 2015, which in turn was partially offset by a decrease in the expected rate of return on plan assets from 8.5% to 8.3% and (ii) lower interest costs resulting from the decrease, in 2014, in the discount rate used to determine the benefit obligation.

2014 v. 2013––The decrease in net periodic benefit costs for our U.S. qualified pension plans was primarily driven by (i) the decrease in the amounts amortized for actuarial losses resulting from the increase, in 2013, in the discount rate used to determine the benefit obligation (which reduced the amount of deferred actuarial losses), (ii) lower service cost resulting from cost-reduction initiatives, (iii) lower settlement activity and (iv) greater expected return on plan assets resulting from an increased plan asset base, partially offset by higher interest costs resulting from the increase, in 2013, in the discount rate used to determine the benefit obligation.

(b)
2015 v. 2014––The increase in net periodic benefit costs for our U.S. supplemental (non-qualified) pension plans was primarily driven by (i) an increase in the amounts amortized for actuarial losses resulting from the decrease, in 2014, in the discount rate used to determine the benefit obligation, and (ii) higher settlement activity.

2014 v. 2013––The decrease in net periodic benefit costs for our U.S. supplemental (non-qualified) pension plans was primarily driven by (i) the decrease in the amounts amortized for actuarial losses resulting from the increase, in 2013, in the discount rate used to determine the benefit obligation, (ii) lower settlement activity and (iii) lower interest costs.

(c)
2015 v. 2014––The increase in net periodic benefit costs for our international pension plans was primarily driven by (i) a decrease in the expected return on plan assets due to a lower expected rate of return on plan assets, (ii) an increase in the amounts amortized for actuarial losses resulting from the decrease, in 2014, in the discount rate used to determine the benefit obligation, and (iii) higher settlement charges due to the settlement of a pension plan in Sweden. The aforementioned increase in net periodic benefit costs was partially offset by the decrease in interest cost resulting from the decrease, in 2014, in the discount rate used to determine the benefit obligation.

2014 v. 2013––The decrease in net periodic benefit costs for our international pension plans was primarily driven by (i) greater expected return on plan assets resulting from an increased plan asset base, (ii) the decrease in the amounts amortized for actuarial losses resulting from increases, in 2013, in the discount rates used to determine the benefit obligations, partially offset by (iii) increased curtailment losses primarily due to a loss relating to a U.K. pension plan freeze in the current year and (iv) changes in curtailments related to restructuring initiatives.

(d)
2015 v. 2014––The decrease in net periodic benefit costs for our postretirement plans was primarily driven by (i) the increase in the amounts amortized for prior service credits and (ii) an increase in curtailment gain resulting from the implementation of changes to certain retiree medical benefits to adopt programs eligible for the Medicare Part D plan subsidy, as allowed under the employer group waiver plan, and another plan change to establish benefit caps for certain plan participants, as well as (iii) a decrease in interest cost resulting from the decrease, in 2014, in the discount rate used to determine the benefit obligation. The aforementioned decreases were partially offset by an increase in actuarial losses resulting from the decrease, in 2014, in the discount rate used to determine the benefit obligation.

2014 v. 2013––The decrease in net periodic benefit costs for our postretirement plans was primarily driven by the decrease in the amounts amortized for actuarial losses resulting from the increase, in 2013, in the discount rate used to determine the benefit obligation (which reduced the amount of deferred actuarial losses).

(e)	For details of the changes in Other comprehensive income/(loss), see the benefit plan activity in the consolidated statements of comprehensive income.

The following table provides the amounts in Accumulated other comprehensive loss expected to be amortized into 2016 net periodic benefit costs:
	Pension Plans
(MILLIONS OF DOLLARS)	U.S. Qualified	U.S. Supplemental (Non-Qualified)	International	Postretirement Plans
Actuarial losses	$(398)	$(37)	$(91)	$(29)
Prior service credits and other	(5)	1	2	164
Total	$(403)	$(36)	$(89)	$135

B. Actuarial Assumptions

The following table provides the weighted-average actuarial assumptions of our benefit plans:
(PERCENTAGES)	2015	2014	2013
Weighted-average assumptions used to determine benefit obligations
Discount rate:
U.S. qualified pension plans	4.5%	4.2%	5.2%
U.S. non-qualified pension plans	4.5%	4.0%	4.8%
International pension plans	3.1%	3.0%	3.9%
Postretirement plans	4.5%	4.2%	5.1%
Rate of compensation increase:
U.S. qualified pension plans	2.8%	2.8%	2.8%
U.S. non-qualified pension plans	2.8%	2.8%	2.8%
International pension plans	2.6%	2.7%	2.9%
Weighted-average assumptions used to determine net periodic benefit cost
Discount rate:
U.S. qualified pension plans	4.2%	5.2%	4.3%
U.S. non-qualified pension plans	4.0%	4.8%	3.9%
International pension plans	3.0%	3.9%	3.8%
Postretirement plans	4.2%	5.1%	4.1%
Expected return on plan assets:
U.S. qualified pension plans	8.3%	8.5%	8.5%
International pension plans	5.5%	5.8%	5.6%
Postretirement plans	8.3%	8.5%	8.5%
Rate of compensation increase:
U.S. qualified pension plans	2.8%	2.8%	2.8%
U.S. non-qualified pension plans	2.8%	2.8%	2.8%
International pension plans	2.7%	2.9%	3.1%

The assumptions above are used to develop the benefit obligations at fiscal year-end and to develop the net periodic benefit cost for the subsequent fiscal year. Therefore, the assumptions used to determine net periodic benefit cost for each year are established at the end of each previous fiscal year, while the assumptions used to determine benefit obligations are established at each fiscal year-end.

The net periodic benefit cost and the benefit obligations are based on actuarial assumptions that are reviewed on at least an annual basis. We revise these assumptions based on an annual evaluation of long-term trends, as well as market conditions that may have an impact on the cost of providing retirement benefits.

The weighted-average discount rate for our U.S. defined benefit plans is determined annually and evaluated and modified to reflect at year-end the prevailing market rate of a portfolio of high-quality fixed income investments, rated AA/Aa or better that reflect the rates at which the pension benefits could be effectively settled. For our international plans, the discount rates are set by benchmarking against investment grade corporate bonds rated AA/Aa or better, including, when there is sufficient data, a yield curve approach. These rate determinations are made consistent with local requirements. Overall, the yield curves used to determine the discount rates at year-end 2015 exhibited higher interest rates as compared to the prior year.

The following table provides the healthcare cost trend rate assumptions for our U.S. postretirement benefit plans:
	2015	2014
Healthcare cost trend rate assumed for next year(a)	7.4%	7.0%
Rate to which the cost trend rate is assumed to decline	4.5%	4.5%
Year that the rate reaches the ultimate trend rate	2037	2027

(a)
In 2015 Pfizer started using separate healthcare cost trend rates for U.S. postretirement plan participants based on their age (6.5% for plan participants up to the age of 65, and 7.9% for plan participants age 65 and over). The rate shown in the table is a blended rate, for ease of comparison.

The following table provides the effects as of December 31, 2015 of a one-percentage-point increase or decrease in the healthcare cost trend rate assumed for postretirement benefits:
(MILLIONS OF DOLLARS)	Increase	Decrease
Effect on total service and interest cost components	$11	$(11)
Effect on postretirement benefit obligation	77	(80)

Actuarial and other assumptions for pension and postretirement plans can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For a description of the risks associated with estimates and assumptions, see Note 1C.

C. Obligations and Funded Status

The following table provides an analysis of the changes in our benefit obligations, plan assets and funded status of our benefit plans:
	Year Ended December 31,
	Pension Plans
	U.S. Qualified(a)		U.S. Supplemental (Non-Qualified)(b)		International(c)		Postretirement Plans(d)
(MILLIONS OF DOLLARS)	2015	2014	2015	2014	2015	2014	2015	2014
Change in benefit obligation(e)

Benefit obligation, beginning	$16,575	$13,976	$1,481	$1,341	$10,796	$10,316	$3,168	$3,438
Service cost	287	253	22	20	186	197	55	55
Interest cost	676	697	54	57	307	393	117	169
Employee contributions	—	—	—	—	7	8	79	75
Plan amendments	62	—	4	—	(1)	(54)	(497)	(692)
Changes in actuarial assumptions and other	(774)	2,653	(70)	218	(273)	1,346	(185)	447
Foreign exchange impact	—	—	—	—	(938)	(794)	(20)	(10)
Acquisitions/divestitures/other, net	542	—	9	—	19	(55)	49	—
Curtailments	3	2	—	—	(2)	(127)	(3)	(4)
Settlements	(2,034)	(308)	(93)	(96)	(499)	(32)	—	—
Special termination benefits	—	—	—	—	1	8	—	—
Benefits paid	(412)	(697)	(65)	(58)	(389)	(408)	(300)	(309)
Benefit obligation, ending(e)	14,926	16,575	1,343	1,481	9,214	10,796	2,463	3,168

Change in plan assets
Fair value of plan assets, beginning	12,706	12,869	—	—	8,588	8,250	762	741
Actual gain/(loss) on plan assets	(124)	819	—	—	290	1,046	(3)	45
Company contributions	1,000	23	158	154	558	316	84	210
Employee contributions	—	—	—	—	7	8	79	75
Foreign exchange impact	—	—	—	—	(602)	(594)	—	—
Acquisitions/divestitures, net	496	—	—	—	6	3	—	—
Settlements	(2,034)	(308)	(93)	(96)	(499)	(32)	—	—
Benefits paid	(412)	(697)	(65)	(58)	(389)	(408)	(300)	(309)
Fair value of plan assets, ending	11,633	12,706	—	—	7,959	8,588	622	762
Funded status—Plan assets less than benefit obligation	$(3,292)	$(3,869)	$(1,343)	$(1,481)	$(1,255)	$(2,208)	$(1,841)	$(2,406)

(a)
The favorable change in the funded status of our U.S. qualified plans was primarily due to (i) the plan gains resulting from the increase in the discount rate, and (ii) a $1 billion voluntary contribution to the plans, partially offset by (i) the net impact of the acquisition of Hospira and (ii) a decrease in the actual return on assets.

(b)
Our U.S. supplemental (non-qualified) plans are generally not funded and these obligations, which are substantially greater than the annual cash outlay for these liabilities, will be paid from cash generated from operations. The decrease in the benefit obligation is primarily due to an increase in the discount rate.

(c)
The favorable change in the international plans’ funded status was primarily due to (i) plan gains related to favorable changes in actuarial assumptions and experience, (ii) an increase in company contributions to plan assets and (iii) foreign exchange impacts.

(d)
The favorable change in the funded status of our postretirement plans was primarily due to (i) plan gains resulting from favorable changes in plan assumptions and an increase in the discount rate, and (ii) the impact of a plan amendment approved in June 2015 that introduced a cap on costs for certain groups within the plan, partially offset by (i) the reduced company contributions as the result of reimbursements received for eligible prescription drug expenses for certain retirees and (ii) the acquisition of Hospira.

(e)
For the U.S. and international pension plans, the benefit obligation is the projected benefit obligation (PBO). For the postretirement plans, the benefit obligation is the accumulated postretirement benefit obligation (ABO). The ABO for all of our U.S. qualified pension plans was $14.8 billion in 2015 and $16.3 billion in 2014. The ABO for our U.S. supplemental (non-qualified) pension plans was $1.3 billion in 2015 and $1.4 billion in 2014. The ABO for our international pension plans was $8.8 billion in 2015 and $10.3 billion in 2014.

The following table provides information as to how the funded status is recognized in our consolidated balance sheets:
	As of December 31,
	Pension Plans
	U.S. Qualified		U.S. Supplemental (Non-Qualified)		International		Postretirement Plans
(MILLIONS OF DOLLARS)	2015	2014	2015	2014	2015	2014	2015	2014
Noncurrent assets(a)	$—	$—	$—	$—	$572	$509	$—	$—
Current liabilities(b)	—	—	(126)	(136)	(25)	(45)	(31)	(27)
Noncurrent liabilities(c)	(3,292)	(3,869)	(1,216)	(1,345)	(1,801)	(2,671)	(1,809)	(2,379)
Funded status	$(3,292)	$(3,869)	$(1,343)	$(1,481)	$(1,255)	$(2,208)	$(1,841)	$(2,406)

(a)	Included primarily in Other noncurrent assets.

(b)	Included in Accrued compensation and related items.

(c)	Included in Pension benefit obligations, net and Postretirement benefit obligations, net, as appropriate.

The following table provides the pre-tax components of cumulative amounts recognized in Accumulated other comprehensive loss:
	As of December 31,
	Pension Plans
	U.S. Qualified		U.S. Supplemental (Non-Qualified)		International		Postretirement Plans
(MILLIONS OF DOLLARS)	2015	2014	2015	2014	2015	2014	2015	2014
Actuarial losses(a)	$(4,272)	$(4,735)	$(419)	$(567)	$(1,979)	$(2,527)	$(523)	$(745)
Prior service (costs)/credits	(33)	35	4	10	29	36	1,415	1,098
Total	$(4,305)	$(4,700)	$(415)	$(557)	$(1,949)	$(2,492)	$892	$352

(a)
The accumulated actuarial losses primarily represent the impact of changes in discount rates and other assumptions that result in cumulative changes in our projected benefit obligations, as well as the cumulative difference between the expected return and actual return on plan assets. These accumulated actuarial losses are recognized in Accumulated other comprehensive loss and are amortized into net periodic benefit costs primarily over the average remaining service period for active participants, using the corridor approach. The average amortization periods utilized are 8.2 years for our U.S. qualified plans, 8.1 years for our U.S. supplemental (non-qualified) plans, 17 years for our international plans, and 9.5 years for our postretirement plans.

The following table provides information related to the funded status of selected benefit plans:
	As of December 31,
	Pension Plans
	U.S. Qualified		U.S. Supplemental (Non-Qualified)		International
(MILLIONS OF DOLLARS)	2015	2014	2015	2014	2015	2014
Pension plans with an accumulated benefit obligation in excess of plan assets:
Fair value of plan assets	$11,633	$12,706	$—	$—	$976	$1,718
Accumulated benefit obligation	14,755	16,323	1,324	1,447	2,495	4,021
Pension plans with a projected benefit obligation in excess of plan assets:
Fair value of plan assets	11,633	12,706	—	—	1,546	1,999
Projected benefit obligation	14,926	16,575	1,343	1,481	3,373	4,715

All of our U.S. plans and many of our international plans were underfunded as of December 31, 2015.

D. Plan Assets

The following table provides the components of plan assets:
		Fair Value(a)				Fair Value(a)
(MILLIONS OF DOLLARS)	As of December 31, 2015	Level 1	Level 2	Level 3	As of December 31, 2014	Level 1	Level 2	Level 3
U.S. qualified pension plans
Cash and cash equivalents	$417	$81	$336	$—	$756	$84	$672	$—
Equity securities:
Global equity securities	3,720	3,717	2	1	3,394	3,391	2	1
Equity commingled funds	951	—	825	126	1,647	—	1,500	147
Fixed income securities:
Corporate debt securities	2,866	3	2,861	2	3,013	—	3,008	5
Government and agency obligations	989	—	989	—	1,124	—	1,124	—
Fixed income commingled funds	222	—	222	—	242	—	242	—
Other investments:
Partnership investments(b)	1,120	—	129	991	1,156	—	198	958
Insurance contracts	259	—	259	—	278	—	278	—
Other commingled funds(c)	1,089	—	—	1,089	1,096	—	—	1,096
Total	11,633	3,801	5,623	2,209	12,706	3,475	7,024	2,207
International pension plans
Cash and cash equivalents	207	14	193	—	331	25	306	—
Equity securities:
Global equity securities	901	815	85	—	1,781	1,674	107	—
Equity commingled funds	2,218	16	2,119	83	1,851	19	1,832	—
Fixed income securities:
Corporate debt securities	653	171	481	—	773	183	590	—
Government and agency obligations	1,224	109	1,114	—	1,213	140	1,073	—
Fixed income commingled funds	1,216	37	1,142	37	1,037	44	969	24
Other investments:
Partnership investments(b)	58	—	6	52	61	—	6	55
Insurance contracts	257	—	21	236	425	1	150	274
Other(c)	1,227	59	370	798	1,116	46	326	744
Total	7,959	1,222	5,531	1,206	8,588	2,132	5,359	1,097
U.S. postretirement plans(d)
Cash and cash equivalents	6	—	6	—	18	1	17	—
Equity securities:
Global equity securities	64	64	—	—	89	89	—	—
Equity commingled funds	16	—	14	2	44	—	40	4
Fixed income securities:
Corporate debt securities	49	—	49	—	79	—	79	—
Government and agency obligations	17	—	17	—	30	—	30	—
Fixed income commingled funds	4	—	4	—	6	—	6	—
Other investments:
Partnership investments(b)	19	—	2	17	30	—	5	25
Insurance contracts	429	—	429	—	437	—	437	—
Other commingled funds(c)	19	—	—	19	29	—	—	29
Total	$622	$64	$521	$38	$762	$90	$614	$58

(a)	Fair values are determined based on valuation inputs categorized as Level 1, 2 or 3 (see Note 1E).

(b)	Primarily includes investments in private equity, private debt, public equity limited partnerships, and, to a lesser extent, real estate and venture capital.

(c)	Primarily includes, for U.S. plan assets, investments in hedge funds and, to a lesser extent, real estate and, for international plan assets, investments in real estate and hedge funds.

(d)	Reflects postretirement plan assets, which support a portion of our U.S. retiree medical plans.

The following table provides an analysis of the changes in our more significant investments valued using significant unobservable inputs:
	Year Ended December 31,
	U.S. Qualified Pension Plans				International Pension Plans
	Partnership investments		Other commingled funds		Insurance contracts		Other
(MILLIONS OF DOLLARS)	2015	2014	2015	2014	2015	2014	2015	2014
Fair value, beginning	$958	$932	$1,096	$715	$274	$300	$744	$500
Actual return on plan assets:
Assets held, ending	84	104	(8)	47	16	23	25	47
Assets sold during the period	—	—	(34)	(7)	—	—	3	8
Purchases, sales and settlements, net	(51)	(78)	35	341	(17)	(20)	73	254
Transfer into/(out of) Level 3	—	—	—	—	—	—	—	(19)
Exchange rate changes	—	—	—	—	(37)	(29)	(47)	(46)
Fair value, ending	$991	$958	$1,089	$1,096	$236	$274	$798	$744

A single estimate of fair value can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For a description of our general accounting policies associated with developing fair value estimates, see Note 1E. For a description of the risks associated with estimates and assumptions, see Note 1C.

Specifically, the following methods and assumptions were used to estimate the fair value of our pension and postretirement plans’ assets:

•	Cash and cash equivalents, Equity commingled funds, Fixed-income commingled funds––observable prices.

•	Global equity securities—quoted market prices.

•	Government and agency obligations, Corporate debt securities—observable market prices.

•
Other investments—principally unobservable inputs that are significant to the estimation of fair value. These unobservable inputs could include, for example, the investment managers’ assumptions about earnings multiples and future cash flows.

We periodically review the methodologies, inputs and outputs of third-party pricing services for reasonableness.

The following table provides the long-term target asset allocations ranges and the percentage of the fair value of plan assets for benefit plans:
	As of December 31,
	Target Allocation Percentage	Percentage of Plan Assets
(PERCENTAGES)	2015	2015	2014
U.S. qualified pension plans
Cash and cash equivalents	0-10%	3.6%	5.9%
Equity securities	35-55%	40.2%	39.7%
Fixed income securities	30-55%	35.0%	34.5%
Other investments(a)	5-17.5%	21.2%	19.9%
Total	100%	100%	100%
International pension plans
Cash and cash equivalents	0-10%	2.6%	3.9%
Equity securities	35-55%	39.2%	42.3%
Fixed income securities	30-55%	38.8%	35.2%
Other investments(a)	5-17.5%	19.4%	18.6%
Total	100%	100%	100%
U.S. postretirement plans
Cash and cash equivalents	0-5%	1.0%	2.4%
Equity securities	—	12.8%	17.4%
Fixed income securities	—	11.2%	15.1%
Other investments	95-100%	75.0%	65.1%
Total	100%	100%	100%

(a)
Actual percentage of plan assets in Other Investments for 2015 includes $259 million related to a group fixed annuity insurance contract that was executed by legacy Wyeth for certain members of its defined benefit plans prior to Pfizer acquiring the company in 2009, and $129 million related to an investment in a partnership whose primary holdings are public equity securities.

Global plan assets are managed with the objective of generating returns that will enable the plans to meet their future obligations, while seeking to minimize net periodic benefit costs and cash contributions over the long-term. We utilize long-term asset allocation ranges in the management of our plans’ invested assets. Our long-term return expectations are developed based on a diversified, global investment strategy that takes into account historical experience, as well as the impact of portfolio diversification, active portfolio management, and our view of current and future economic and financial market conditions. As market conditions and other factors change, we may adjust our targets accordingly and our asset allocations may vary from the target allocations.

Our long-term asset allocation ranges reflect our asset class return expectations and tolerance for investment risk within the context of the respective plans’ long-term benefit obligations. These ranges are supported by analysis that incorporates historical and expected returns by asset class, as well as volatilities and correlations across asset classes and our liability profile.

The investment managers of certain commingled funds and private equity funds may be permitted to use derivative securities as described in each respective investment management, subscription, partnership or other governing agreement.

E. Cash Flows

It is our practice to fund amounts for our qualified pension plans that are at least sufficient to meet the minimum requirements set forth in applicable employee benefit laws and local tax laws.

The following table provides the expected future cash flow information related to our benefit plans:
	Pension Plans
(MILLIONS OF DOLLARS)	U.S. Qualified	U.S. Supplemental (Non-Qualified)	International	Postretirement Plans
Expected employer contributions:
2016(a)	$1,000	$126	$170	$(9)
Expected benefit payments:
2016	$1,000	$126	$350	$198
2017	1,655	121	348	205
2018	985	125	352	208
2019	947	110	359	208
2020	959	114	370	207
2021–2025	4,517	512	1,959	1,001

(a)
For the U.S. qualified plans, the $1.0 billion voluntary contribution was paid in January 2016. For the U.S. postretirement plans, the Internal Revenue Code 401(h) reimbursement in January 2016 totaling $198 million is expected to exceed the payments.

The table reflects the total U.S. and international plan benefits projected to be paid from the plans or from our general assets under the current actuarial assumptions used for the calculation of the benefit obligation and, therefore, actual benefit payments may differ from projected benefit payments.
F. Defined Contribution Plans

We have defined contribution plans in the U.S. and several other countries. For the majority of the U.S. defined contribution plans, employees may contribute a portion of their salaries and bonuses to the plans, and we match, in cash, a portion of the employee contributions. Beginning on January 1, 2011, for newly hired non-union employees, rehires and transfers to the U.S. or Puerto Rico, we no longer offer a defined benefit pension plan and, instead, offer a retirement savings contribution (RSC) in the defined contribution plan. Beginning on January 1, 2018, all non-union employees in those U.S. and Puerto Rico defined benefit plans will receive the RSC in the defined contribution plans. The RSC enhanced benefit consists of a non-contributory employer contribution (that is, not dependent upon the participant making a contribution) determined based on each employee’s eligible compensation, age and years of service. We recorded charges related to the employer contributions to global defined contribution plans of $287 million in 2015, $278 million in 2014 and $266 million in 2013.